UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22763

CPG Carlyle Commitments Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

805 Third Avenue

New York, NY 10022

 (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

 Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Fund, LLC

Financial Statements

For the Year Ended March 31, 2019

(Including the Financial Statements of
CPG Carlyle Commitments Master Fund, LLC)

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Fund, LLC

Table of Contents
For the Year Ended March 31, 2019

*	For a description of the CPG Carlyle Commitments Master Fund (as defined in Note 1), into which the CPG Carlyle Commitments Fund invests substantially all of its assets, please see the attached financial statements of the CPG Carlyle Commitments Master Fund, which should be read in conjunction with the financial statements of the CPG Carlyle Commitments Fund.

CPG Carlyle Commitments Fund, LLC

Report of Independent Registered Public Accounting Firm

For the Year Ended March 31, 2019

The Board of Directors and Unit holders of
CPG Carlyle Commitments Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CPG Carlyle Commitments Fund, LLC (the “Fund”), as of March 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
May 30, 2019

1

CPG Carlyle Commitments Fund, LLC

Statement of Assets and Liabilities

March 31, 2019

Assets
Investment in CPG Carlyle Commitments Master Fund, LLC, at fair value (cost $802,395,875)	$1,108,065,113
Cash	3,276,000
Due from CPG Carlyle Commitments Master Fund, LLC	12,486,838
Prepaid expenses and other assets	63,421
Total Assets	1,123,891,372

Liabilities
Payable for shares repurchased	12,486,838
Capital contributions received in advance	3,276,000
Sub-placement agent fee payable	1,087,290
Transfer agent fees payable	246,258
Professional fees payable	230,521
Accounting and administration fees payable	7,885
Payable to Adviser	45,757
Accounts payable and other accrued expenses	8,797
Total Liabilities	17,389,346
Net Assets	$1,106,502,026

Composition of Net Assets:
Paid-in capital	$1,056,920,615
Total distributable earnings (loss)	49,581,411
Net Assets	$1,106,502,026

Net Assets Attributable to:
Class A Units	$724,319,354
Class I Units	382,182,672
$1,106,502,026
Units of Beneficial Interest Outstanding (Unlimited Number of Units Authorized):
Class A Units	56,808,732
Class I Units	14,151,290
70,960,022
Net Asset Value per Unit:
Class A Units*	$12.75
Class I Units	$27.01

*	Class A Unit Investors may be charged a sales load (“placement fee”) up to a maximum of 3.50% on the amount they invest.

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

2

CPG Carlyle Commitments Fund, LLC

Statement of Operations

For the Year Ended March 31, 2019

Investment Income and Expenses Allocated from CPG Carlyle Commitments Master Fund, LLC
Dividend income	$22,624,380
Interest income	7,481,104
Expenses	(14,976,208)
Net Investment Income and Expenses Allocated from CPG Carlyle Commitments Master Fund, LLC	15,129,276

Fund Expenses
Sub-placement agent fee (Class A)	4,365,203
Transfer agent fees	873,638
Professional fees	526,448
Directors' and Officer fees	124,654
Accounting and administration fees	31,500
Other fees	103,026
Net Fund Expenses	6,024,469

Net Investment Income	9,104,807

Net Realized Gain and Change in Unrealized Depreciation on Investments and Other Foreign Currency Denominated Assets and Liabilities Allocated from CPG Carlyle Commitments Master Fund, LLC
Net realized gain from:
Investments and other foreign currency denominated assets and liabilities, net of income taxes	33,405,171
Net change in unrealized depreciation on:
Investments and other foreign currency denominated assets and liabilities, net of income taxes	(3,506,098)
Net Realized Gain and Change in Unrealized Depreciation on Investments and Other Foreign Currency Denominated Assets and Liabilities Allocated from CPG Carlyle Commitments Master Fund, LLC	29,899,073

Net Increase in Net Assets Resulting from Operations	$39,003,880

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

3

CPG Carlyle Commitments Fund, LLC

Statements of Changes in Net Assets

	Year Ended March 31, 2019	Year Ended March 31, 2018
Changes in Net Assets Resulting from Operations
Net investment income (loss), net of income taxes	$9,104,807	$(1,944,893)
Net realized gain from investments and other foreign currency denominated assets and liabilities from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	33,405,171	102,820,409
Net change in unrealized depreciation on investments and other foreign currency denominated assets and liabilities from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	(3,506,098)	(947,953)
Net Change in Net Assets Resulting from Operations	39,003,880	99,927,563

Distributions to Investors
Class A Units	(14,666,229)	(89,716,255)*
Class I Units	(7,568,718)	(39,312,099)*
Net Change in Net Assets from Distributions to Investors	(22,234,947)	(129,028,354)

Change in Net Assets Resulting from Capital Transactions
Class A Units
Capital contributions	16,975,369	12,353,386
Reinvested distributions	13,806,987	84,091,812
Capital withdrawals	(28,812,222)	(42,743,074)
Total Class A Units Transactions	1,970,134	53,702,124

Class I Units
Capital contributions	59,378,919	51,396,302
Reinvested distributions	7,067,984	36,852,342
Capital withdrawals	(22,085,295)	(22,092,765)
Total Class I Units Transactions	44,361,608	66,155,879
Net Change in Net Assets Resulting from Capital Transactions	46,331,742	119,858,003

Total Net Increase in Net Assets	63,100,675	90,757,212

Net Assets
Beginning of year	1,043,401,351	952,644,139
End of year	$1,106,502,026	$1,043,401,351 †

4

CPG Carlyle Commitments Fund, LLC

Statements of Changes in Net Assets (Continued)

	Year Ended March 31, 2019	Year Ended March 31, 2018
Unit Activity
Class A Units
Capital contributions	1,311,213	931,680
Reinvested distributions	1,086,266	6,794,529
Capital withdrawals	(2,248,902)	(3,210,978)
Net Change in Class A Units Outstanding	148,577	4,515,231

Class I Units
Capital contributions	2,197,061	1,865,516
Reinvested distributions	263,054	1,416,951
Capital withdrawals	(817,487)	(787,398)
Net Change in Class I Units Outstanding	1,642,628	2,495,069

Total Change in Units Outstanding	1,791,205	7,010,300

The following information was previously reported in the March 31, 2018 financial statements. The distribution information for the year ended March 31, 2018 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the March 31, 2019 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*	Dividends and Distributions to Investors for the year ended March 31, 2018 were as follows:

Class A Units
Net Realized Gains	(89,716,255)
Class I Units
Net Realized Gains	(39,312,099)

†	Accumulated Undistributed Net Investment Loss for the year ended March 31, 2018 was ($2,844,169).

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

5

CPG Carlyle Commitments Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2019

Cash Flows From Operating Activities
Net increase in net assets from operations	$39,003,880
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net investment income and expenses allocated from CPG Carlyle Commitments Master Fund, LLC	(15,129,276)
Net realized gain on investments and other foreign currency allocated from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	(33,405,171)
Net change in unrealized depreciation on investments and other foreign currency allocated from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	3,506,098
Purchases of interests in CPG Carlyle Commitments Master Fund, LLC	(76,354,288)
Sales of interests in CPG Carlyle Commitments Master Fund, LLC	58,252,501
Increase/(Decrease) in Assets:
Due from CPG Carlyle Commitments Master Fund, LLC	(1,293,896)
Prepaid expenses and other assets	(21,346)
Increase/(Decrease) in Liabilities:
Sub-placement agent fee payable	3,868
Transfer agent fees payable	41,335
Professional fees payable	3,176
Payable to Adviser	10,810
Accounts payable and other accrued expenses	244
Net Cash Used in Operating Activities	(25,382,065)

Cash Flows from Financing Activities
Proceeds from capital contributions, including capital contributions received in advance	75,047,872
Distributions to investors, net of reinvestments of distributions	(1,359,976)
Payments for shares repurchased, net of increase in payable for shares repurchased	(49,612,247)
Net Cash Provided by Financing Activities	24,075,649

Net change in Cash	(1,306,416)
Cash at beginning of year	4,582,416
Cash at end of year	$3,276,000
Supplemental disclosure of non-cash activities
Reinvested distributions	$20,874,971

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

6

CPG Carlyle Commitments Fund, LLC

Financial Highlights

Class A Units

Per Unit Data and Ratios for a Unit of Beneficial Interest Outstanding Throughout the Year

	For the Years Ended March 31
	2019	2018	2017	2016	2015
Per Unit Operating Performance:
Net Asset Value, beginning of year	$12.57	$13.03	$13.00	$13.96	$13.81
Activity from investment operations:(1)
Net investment income (loss)	0.08	(0.02)	(0.11)	(0.14)	(0.16)
Net realized gain and unrealized appreciation on investment in the CPG Carlyle Commitments Master Fund, LLC	0.36	1.32	1.42	0.10	1.09
Total from investment operations	0.44	1.30	1.31	(0.04)	0.93

Distributions to investors
From net realized gains	(0.26)	(1.76)	(1.28)	(0.92)	(0.78)
Total distributions to investors	(0.26)	(1.76)	(1.28)	(0.92)	(0.78)

Net Asset Value, end of year	$12.75	$12.57	$13.03	$13.00	$13.96

Net Assets, end of year (in thousands)	$724,319	$712,303	$679,521	$600,847	$477,860

Ratios/Supplemental Data:
Net investment income (loss)	0.63%	(0.38%)	(1.16%)	(1.71%)	(1.89%)
Gross Expenses (2)	2.12%	2.13%	2.27%	2.23%	2.15%
Expense Recoupment/(Waiver)	—	—	—	—	0.15%
Net Expenses (3)	2.12%	2.13%	2.27%	2.23%	2.30%
Portfolio Turnover Rate (Master Fund)	5.59%	0.35%	0.00%	0.00%	0.00%
Total Return (4)	3.45%	8.48%	10.57%	(0.32%)	7.05%

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.

(3)	Included in the above ratio are other expenses of 0.32% as of March 31, 2019, 0.33% as of March 31, 2018, 0.47% as of March 31, 2017, 0.49% as of March 31, 2016, and 0.50% as of March 31, 2015.

(4)	Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

7

CPG Carlyle Commitments Fund, LLC

Financial Highlights
Class I Units

Per Unit Data and Ratios for a Unit of Beneficial Interest Outstanding Throughout the Year

	For the Years Ended March 31
	2019	2018	2017	2016	2015
Per Unit Operating Performance:
Net Asset Value, beginning of year	$26.47	$27.28	$27.06	$28.88	$28.38
Activity from investment operations:(1)
Net investment income (loss)	0.34	0.09	(0.09)	(0.17)	(0.10)
Net realized gain and unrealized appreciation on investment in the CPG Carlyle Commitments Master Fund, LLC	0.75	2.80	2.99	0.27	2.22
Total from investment operations	1.09	2.89	2.90	0.10	2.12

Distributions to investors
From net realized gains	(0.55)	(3.70)	(2.68)	(1.92)	(1.62)
Total distributions to investors	(0.55)	(3.70)	(2.68)	(1.92)	(1.62)

Net Asset Value, end of year	$27.01	$26.47	$27.28	$27.06	$28.88

Net Assets, end of year (in thousands)	$382,183	$331,098	$273,123	$205,141	$145,778

Ratios/Supplemental Data:
Net investment income (loss)	1.24%	0.24%	(0.54%)	(1.11%)	(1.28%)
Gross Expenses (2)	1.52%	1.53%	1.67%	1.63%	1.55%
Expense Recoupment/(Waiver)	—	—	—	—	0.15%
Net Expenses (3)	1.52%	1.53%	1.67%	1.63%	1.70%
Portfolio Turnover Rate (Master Fund)	5.59%	0.35%	0.00%	0.00%	0.00%
Total Return (4)	4.07%	9.13%	11.23%	0.28%	7.70%

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.

(3)	Included in the above ratio are other expenses of 0.32% as of March 31, 2019, 0.33% as of March 31, 2018, 0.47% as of March 31, 2017, 0.49% as of March 31, 2016, and 0.50% as of March 31, 2015.

(4)	Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

8

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2019

1.	ORGANIZATION

CPG Carlyle Commitments Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on June 1, 2013. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest substantially all of its assets in the limited liability company interests (“Interests”) in CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”), a limited liability company organized under the laws of the State of Delaware, which is also registered under the 1940 Act. The Master Fund expects to invest predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments sponsored by, or affiliated with The Carlyle Group L.P. and its affiliates with an emphasis on private equity funds as more fully described in the Fund’s Confidential Memorandum as amended and restated or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Fund’s private equity investments, therefore, generally will consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Fund’s net asset value. The Fund’s and Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to be responsible for the day-to-day management of the Fund.

As of March 31, 2019, the Fund owned 100.00% of the Interests in the Master Fund with the Adviser owning an amount which rounded to 0.00%.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers two classes of units of beneficial interest (“Units”), Class A Units and Class I Units, which differ in their respective sales load (the “Placement Fee”) and Sub-Placement Agent Fee (as defined below). Each class of Units may be purchased as of the first business day of each calendar month based upon their respective then-current net asset values. Class A Unit investors may be charged a Placement Fee up to a maximum of 3.50% on the amount they invest. No placement fee will be charged on purchases of Class I Units. Class A Units are subject to an ongoing fee for distribution services and related sales support services (the “Sub-Placement Agent Fee”) at an annualized rate of 0.60% of the aggregate net assets of the Fund attributable to Class A Units. Class I Units are not subject to the Sub-Placement Agent Fee.

The Fund’s financial statements should be read in conjunction with the Master Fund’s financial statements, which are included as Appendix A.

9

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute annually to its investors substantially all of its net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to distribute sufficient income and gains each year so as to not be subject to U.S. Federal excise tax on certain undistributed amounts. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund has adopted a tax year end of September 30 (“Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 month period ended March 31, 2019, but after the Tax Year ended September 30, 2018, will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2019.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. Tax Years 2018, 2017, 2016 and 2015 remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2019, the Fund did not incur any interest or penalties.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The cost of investments and the gross unrealized appreciation and depreciation on investments as of March 31, 2019 are noted below.

Federal tax cost of investments	$1,053,054,925
Net unrealized appreciation	49,284,621

The tax character of distributions paid during the Tax Year ended September 30, 2018 and September 30, 2017 was as follows:

	2018	2017
Long-term capital gains	$129,028,354	$84,370,893

10

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As of September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Unrealized appreciation	49,284,621 [a]
Accumulated capital & other losses	(644,263)[b]
Other differences	(46,611)
Total accumulated earnings	$48,593,747

[a]	The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax treatment of partnerships.

[b]	At September 30, 2018, the Fund had a qualified late-year ordinary loss deferral of $644,263 which is deemed to arise on October 1, 2018.

Permanent book and tax differences resulted in reclassification for the tax year ended September 30, 2018 as follows:

Paid in capital	$(33,891,898)
Total distributable earnings/loss	33,891,898

Permanent book and tax differences, primarily attributable to overdistribution for the tax year ended September 30, 2018. These reclassifications had no effect on net assets.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Allocations from the Master Fund: In accordance with U.S. GAAP, the Fund, as the holder of Interests in the Master Fund, records in its financial statements its allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation in the Master Fund.

Investment Transactions: Expenses that are specifically attributed to the Fund are accrued and charged to the Fund. Although the Fund bears its proportionate share of the management fees paid by the Master Fund, the Fund pays no direct management fee to the Adviser.

Dividends and distributions to unit holders: Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Multiple Classes of Units: All Investors bear the common expenses of the Fund. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated monthly to each class of Units based on the value of total Units outstanding of each class, without distinction between Unit classes. Expenses attributable to a particular class of Units, such as Sub-Placement Agent Fee, are allocated directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

11

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment in the Master Fund: The Fund records its investment in the Master Fund at fair value, which is represented by the Fund’s Units held in the Master Fund valued at the per unit net asset value.

FASB Accounting Standards Codification™, Fair Value Measurement (“ASC 820”) provides a single definition of fair value and expanded disclosures about fair value measurements.

Valuation of investment funds held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

3. RELATED PARTY TRANSACTIONS AND OTHER

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Fund. The Adviser believes that the Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Fund for any amounts thereunder.

Effective January 1, 2019, each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the year ended March 31, 2019 were $83,000, which is included in Directors’ and Officer fees in the Statement of Operations.

During the year ended March 31, 2019, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $41,654 which is included in the Directors’ and Officer fees in the Statement of Operations, all of which was payable as of March 31, 2019 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Certain officers and the interested directors of the Fund are also Officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

4. ADMINISTRATION, CUSTODIAN FEES AND DISTRIBUTION

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2019, the total administration fees were $31,500 which is included as accounting and administration fees in the Statement of Operations, of which $7,885 was payable and is included as accounting and administration fees payable in the Statement of Assets and Liabilities at March 31, 2019.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Fund.

12

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2019

4. ADMINISTRATION, CUSTODIAN FEES AND DISTRIBUTION (continued)

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain sub-placement agents for distribution services and to provide related sales support services to Investors. The Fund pays a quarterly Sub-Placement Agent Fee out of the net assets of Class A Units at the annual rate of 0.60% of the net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units). The Sub-Placement Agent Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Sub-Placement Agent Fee regardless of how long they have held their Class A Units. The Sub-Placement Agent Fee is paid to the Placement Agent to reimburse it for payments made to sub-placement agents. Payment of the Sub-Placement Agent Fee is governed by the Fund’s Distribution Plan, which was adopted by the Fund, pursuant to the conditions of the exemptive order issued by the Securities and Exchange Commission (“SEC”), with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. For the year ended March 31, 2019, the total Sub-Placement Agent Fee was $4,365,203, of which $1,087,290 was payable at March 31, 2019.

5. REPURCHASE OF UNITS

Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date. Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its Interests.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the first anniversary of the Investor’s purchase of such Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors.

6. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. SUBSEQUENT EVENTS

Subsequent events after March 31, 2019 have been evaluated through the date the financial statements were issued. Subscriptions into the Fund for April 1, 2019 and May 1, 2019, equaled $2,031,530 and $1,390,069 for Class A Units and $3,850,500 and $4,762,500 for Class I Units, respectively.

13

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited)

March 31, 2019

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than 60 days after the Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which has replaced Form N-Q. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s previous Form N-Q filings include and its Form N-PORT filings (beginning with the reporting period ended March 31, 2019) will include, a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s Form N-Q and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), last evaluated the Investment Advisory Agreements (the “Advisory Agreements”) of the Master Fund and Feeder Fund (together with the Master Fund, the “Funds”) at a meeting on March 14, 2019. Because no additional advisory fee is charged under the Feeder Fund’s Investment Advisory Agreement, both Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreements. The Directors discussed with the Adviser information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Funds. The Directors discussed the ability of the Adviser to manage the Funds’ investments in accordance with the Funds’ stated investment objectives and policies, as well as the services to be provided by the Adviser to the Funds, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in investment, compliance and administrative services would be provided to the Funds. The Directors also recognized the benefits that the Funds derive from the resources available to the Adviser. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Funds supported the approval of the Advisory Agreements and that the personnel providing such services had sufficient expertise to manage the Funds.

The Directors reviewed the performance of the Funds and compared that performance to the performance of its comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that during the most recent calendar year the Funds had outperformed one of the two tier one Comparable Funds, and outperformed the S&P 500 Index and the MSCI World Index. Also, it was noted that Class I Units out-performed three of the eight Comparable Funds

14

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2019

but underperformed the S&P 500 Index and the MSCI World Index for the twelve months ended March 31, 2018. The Directors observed that, as a fund focused primarily on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The uniqueness of the Funds was noted when comparing performance to the Comparable Funds. It was noted that one of the Comparable Funds had significant direct investments (which do not have the fees of the underlying funds and may not always entail unfunded commitment obligations), three of the Comparable Funds were multi-manager funds and the other three Comparable Funds were private equity funds that were structured as commitment/drawdown vehicles. It was noted that one Comparable Fund was the most similar (given its primary focus on a single sponsor; however, as the Adviser observed, none of the Comparable Funds had the Carlyle investment focus as part of its investment strategy). It was noted that the Funds are a bespoke offering.

The Directors next considered the advisory fee being charged by the Adviser for its services to the Funds, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Funds’ management fee was within the range of the Comparable Funds, and that the most similar Comparable Fund had the same management fee as the Funds (although it was noted that the methodologies used to calculate the fees were different and may result in the Funds paying marginally more). It was further noted that the Funds did not charge an incentive fee. The Directors also noted that the Adviser did not act as discretionary adviser to any other evergreen private equity fund of funds product.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreements were within a range the Directors considered not so disproportionately large as to bear no reasonable relationship to services rendered. The Directors also discussed the Adviser’s belief, at the current level of AUM of the Funds, that it has not experienced material unshared economies of scale, and that the Adviser does not expect any economies of scale in the near term. The Directors determined that the fee under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and determined to approve the Advisory Agreements. The Directors concluded that approval of the Advisory Agreements was in the best interests of each of the Funds.

15

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited)

March 31, 2019

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (74) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chair	Term -Indefinite Length Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	5	None
Kristen M. Leopold (51) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	5	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (68) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	5	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length Since Inception	Co-Founder, Blue Leaf Ventures (Consulting) (2018-present); Managing Director, New York Venture Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	5	None

16

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2019

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTOR
Mitchell A. Tanzman (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term -Indefinite Length -Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	5	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (51) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (53) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term -Indefinite Length -Since 2016	Chief Compliance Officer of Central Park Group LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A
Gregory Brousseau (63) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since 2018	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since 2018	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A

17

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2019

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents
For the Year Ended March 31, 2019

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	13-20
Other Information (Unaudited)	21-22
Fund Management (Unaudited)	23-24

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2019

The Board of Directors and Unit holders of
CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CPG Carlyle Commitments Master Fund, LLC (the “Fund”), including the consolidated schedule of investments, as of March 31, 2019, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2019, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the underlying investees or others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
May 30, 2019

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments
March 31, 2019

Investment Funds — 85.80%	Geographic Region	Cost	Fair Value
Co-Investments — 15.56%
Carlyle Beacon Partners, L.P. [a,b]	Asia/Pacific	$10,236,671	$10,222,471
Carlyle Eagle Coinvestment, L.P. [a,b]	North America	9,054,894	10,808,131
Carlyle ECI Coinvestment, L.P. [a,b]	North America	501,565	1,127,432
Carlyle Fourmi Co-Investment, L.P. [a,b]	Asia/Pacific	15,428,746	13,923,224
Carlyle Havasu Coinvestment, L.P. [a]	North America	7,238,961	6,502,114
Carlyle Interlink Coinvestment, L.P. [a,b]	North America	3,020,856	2,378,670
Carlyle Mars Partners, L.P. [a,b]	Asia/Pacific	3,098,645	2,413,731
Carlyle PIB Coinvestment, L.P. [a,b]	Europe	17,315,291	21,635,973
Carlyle RDSL Coinvestment, L.P. [a,b]	South America	13,609,511	19,856,943
Carlyle Sapphire Partners, L.P. [a,b]	North America	9,180,000	10,017,547
Carlyle Thunder Coinvestment, L.P. [a,b]	North America	5,039,925	5,005,369
CEMOF II Master Co-Investment Partners, L.P. [a]	North America	12,044,280	12,956,913
CSP III Canaveral Co-investment (Cayman), L.P. [a,b]	North America	4,215,561	2,601,348
CSP III Magellan Co-investment (Cayman), L.P. [a,b]	North America	4,519,908	3,704,321
Nash Coinvestment, L.P. [a]	Africa	8,282,698	9,016,736
Neptune Coinvestment, L.P. [a]	Europe	7,502,363	14,993,138
Reciprocal Capital Holdings LLC [a,b]	Asia/Pacific	13,878,584	21,682,739
Ripley Cable Holdings I, L.P. [a,b]	Asia/Pacific	—	212,346
Riverstone Fieldwood Partners, L.P. [a,b]	North America	7,009,249	701,370
Riverstone Fieldwood Partners-D, L.P. [a,b]	North America	1,216,629	2,598,625
Total Co-Investments		152,394,337	172,359,141

Primary Investments — 30.85%
AlpInvest Co-Investment Fund (Onshore) VII, L.P. [a]	North America	16,160,355	15,664,586
Carlyle Asia Growth Partners V, L.P. [a,b]	Asia/Pacific	6,144,458	6,762,329
Carlyle Asia Partners IV, L.P. [a]	Asia/Pacific	53,019,241	56,089,768
Carlyle Asia Partners V, L.P. [a,b]	Asia/Pacific	8,285,912	7,833,288
Carlyle Europe Partners V, L.P. [a,b]	Europe	9,203,074	8,071,579
Carlyle Europe Technology Partners III, L.P. [a,b]	Europe	20,505,985	22,222,297
Carlyle Global Financial Services Partners II, L.P. [a]	Global	29,282,727	30,874,833
Carlyle Global Financial Services Partners III, L.P. [a,b]	Global	6,379,087	5,328,226
Carlyle International Energy Partners, L.P. [a]	Global	18,481,830	21,342,190
Carlyle Partners VI, L.P. [a]	North America	17,361,379	18,708,324
Carlyle Partners VII, L.P. [a,b]	North America	25,622,695	20,762,097
Carlyle Property Investors, L.P. [a,b]	North America	50,000,000	50,190,274
Carlyle Strategic Partners III, L.P. [a]	North America	6,765,352	5,792,213
Carlyle Structured Credit Fund, L.P. [a]	North America	18,413,532	18,734,627
Golub Capital Partners 10, L.P. [a]	North America	26,250,000	27,105,646
JLL Partners Fund VII, L.P. [a,b]	North America	17,308,786	21,007,694
TCG BDC, Inc. [a]	North America	6,801,316	5,333,723
Total Primary Investments		335,985,729	341,823,694

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2019

Investment Funds — 85.80% (Continued)	Geographic Region	Cost	Fair Value
Secondary Investments — 39.39%
Aberdeen Venture Partners IV, L.P. [a]	North America	$—	$358,142
Abraaj Private Equity Fund IV L.P. [a]	Middle East/North Africa	7,543,083	4,333,400
Audax Private Equity Fund, L.P. [a,b]	North America	—	7,099
BlueCrest Strategic Limited [a,b]	North America	154,513	120,650
Brazil Buyout Coinvestment, L.P. [a,b]	South America	135,682	104,056
Caliburn Strategic Fund [a,b]	Europe	369,280	521,284
Canyon Distressed Opportunity Fund (Cayman), L.P. [a,b]	North America	—	47,217
Canyon Distressed Opportunity Fund (Delaware), L.P. [a,b]	North America	—	95,422
Carlyle Asia Growth Partners III, L.P. [a,b]	Asia/Pacific	1,886,007	530,527
Carlyle Asia Growth Partners III Coinvestment, L.P. [a,b]	Asia/Pacific	533	66,498
Carlyle Asia Growth Partners IV, L.P. [a]	Asia/Pacific	24,005,315	13,233,884
Carlyle Asia Growth Partners IV Coinvestment, L.P. [a,b]	Asia/Pacific	469,144	113,208
Carlyle Asia Partners II, L.P. [a,b]	Asia/Pacific	127,118	374,924
Carlyle Asia Partners II Coinvestment, L.P. [a]	Asia/Pacific	298,092	27,363
Carlyle Asia Partners III, L.P. [a]	Asia/Pacific	4,030,210	2,804,789
Carlyle Asia Partners III Coinvestment, L.P. [a]	Asia/Pacific	943,824	221,879
Carlyle Asia Partners IV, L.P. [a]	Asia/Pacific	2,008,312	1,869,521
Carlyle Asia Partners IV Access Fund, L.L.C. [a,b]	Asia/Pacific	4,350,190	4,729,629
Carlyle Asia Structured Credit Opportunities Fund, L.P. [a]	Asia/Pacific	2,353,495	2,258,654
Carlyle Cardinal Ireland Fund, L.P. [a,b]	Europe	383,710	555,874
Carlyle Energy Mezzanine Opportunities Fund, L.P. [a]	North America	8,150,359	6,285,141
Carlyle Europe Partners II, L.P. [a,b]	Europe	3,060,223	1,187,023
Carlyle Europe Partners II Coinvestment, L.P. [a]	Europe	757,665	84,242
Carlyle Europe Partners II Investment Holdings, L.P. - Ensus II [a,b]	Europe	180,423	96,861
Carlyle Europe Partners III, L.P. [a,b]	Europe	7,023,507	5,510,869
Carlyle Europe Partners III Investment Holdings, L.P. [a,b]	Europe	3,819,596	976,453
Carlyle Europe Partners IV, L.P. [a]	Europe	1,020,632	1,195,029
Carlyle Europe Technology Partners Coinvestment, L.P. [a,b]	Europe	—	27
Carlyle Europe Technology Partners II, L.P. [a,b]	Europe	—	167,912
Carlyle Europe Technology Partners II Coinvestment, L.P. [a,b]	Europe	182,679	44,713
Carlyle Global Financial Services Partners, L.P. [a]	Global	6,738,138	4,535,969
Carlyle Global Financial Services Partners Coinvestment, L.P. [a]	Global	235,835	47,008
Carlyle Global Financial Services Partners II, L.P. [a]	Global	6,517,884	7,393,916
Carlyle Infrastructure Partners, L.P. [a]	North America	4,172,866	2,655,234
Carlyle International Energy Partners, L.P. [a]	Global	4,662,477	4,947,645
Carlyle Japan Partners II, L.P. [a,b]	Asia/Pacific	—	521,155
Carlyle Japan Partners II Coinvestment, L.P. [a,b]	Asia/Pacific	238,513	43,500
Carlyle MENA Partners, L.P. [a,b]	Middle East/North Africa	379,553	392,371
Carlyle Mezzanine Partners II, L.P. [a]	North America	7,568,929	474,942
Carlyle Partners IV, L.P. [a,b]	North America	2,998,449	3,656,812

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2019

Investment Funds — 85.80% (Continued)	Geographic Region	Cost	Fair Value
Carlyle Partners IV Coinvestment, L.P. [a,b]	North America	$675,270	$253,933
Carlyle Partners V, L.P. [a]	North America	42,515,371	45,002,582
Carlyle Partners V Coinvestment, L.P. [a]	North America	4,867,423	1,054,711
Carlyle Partners V Coinvestment (Cayman), L.P. [a]	North America	1,452,518	515,786
Carlyle Partners VI, L.P. [a]	North America	21,523,434	26,053,376
Carlyle Partners VI Coinvestment A (Cayman), L.P. [a,b]	North America	229,093	248,337
Carlyle Realty Partners V, L.P. [a]	North America	1,613,302	1,818,178
Carlyle Realty Partners VI, L.P. [a]	North America	163,839	125,487
Carlyle/Riverstone Global Energy and Power Fund III, L.P. [a,b]	North America	2,406,747	805,871
Carlyle South America Buyout Fund, L.P. [a]	South America	3,221,172	4,202,006
Carlyle Strategic Partners II, L.P. [a,b]	North America	4,307,082	2,819,538
Carlyle Strategic Partners II Coinvestment, L.P. [a,b]	North America	693,688	402,994
Carlyle Strategic Partners III, L.P. [a]	North America	350,855	413,729
Carlyle Strategic Partners III Coinvestment, L.P. [a,b]	North America	230,242	227,620
Carlyle U.S. Equity Opportunity Fund [a]	North America	4,423,990	4,714,023
Carlyle U.S. Equity Opportunity Fund Coinvestment, L.P. [a]	North America	299,787	354,665
Carlyle U.S. Equity Opportunity Fund II, L.P. [a]	North America	1,444,724	1,495,351
Carlyle U.S. Equity Opportunity Fund II Coinvestment, L.P. [a,b]	North America	153,636	171,979
Carlyle U.S. Growth Fund III, L.P. [a]	North America	—	80,819
Carlyle Venture Partners II Coinvestment, L.P. [a,b]	North America	262,125	439,808
Carlyle Venture Partners III Coinvestment, L.P. [a,b]	North America	130,246	48,500
Cerberus Institutional Overseas III, Ltd. [a,b]	North America	—	117,209
Cerberus Institutional Overseas IV, Ltd. [a,b]	North America	1,732,418	2,028,739
Cerberus Institutional Partners III, L.P. [a,b]	North America	—	791,706
Cerberus International, Ltd. Class A [a,b]	North America	1,283,811	1,582,225
Cerberus International SPV, Ltd. Class A [a,b]	North America	2,820,393	3,437,559
Cerberus International SPV, Ltd. Class B-8 [a,b]	North America	833,633	2,031,424
Euro Wagon II, L.P. [a]	Europe	—	475,383
Forward Ventures IV, L.P.[a,b]	North America	—	2,956,248
Francisco Partners, LP [a,b]	North America	83,973	66,619
Garrison Opportunity Fund II A LLC [a,b]	North America	8,128,167	10,632,477
Garrison Opportunity Fund LLC - Series A [a,b]	North America	19,582	20,162
Garrison Opportunity Fund LLC - Series C [a,b]	North America	12,064	15,255
Harbinger Class L Holdings (Cayman), Ltd. [a,b]	North America	148,676	127,849
Harbinger Class PE Holdings (Cayman), Ltd. [a,b]	North America	619,493	370,886
Hummer Winblad Venture Partners V, L.P.[a,b]	North America	—	34,041
JLL Partners Fund V, L.P. [a,b]	North America	5,437,358	6,074,081
Laverne Buyer Holdings I, LLC [a,b]	North America	1,992,331	5,386,070
Laverne Buyer Holdings II, LLC [a,b]	North America	699,311	2,130,050
Laverne Buyer Holdings III, LLC [a,b]	North America	7,098,213	9,797,068
Laverne Buyer Holdings IV, LLC [a,b]	North America	—	702,810
Laverne Buyer Holdings V, LLC [a,b]	North America	2,172,128	3,144,468
LSVP VI Trust [a,b]	North America	—	16,168

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2019

Investment Funds — 85.80% (Continued)	Geographic Region	Cost	Fair Value
Madison Dearborn Capital Partners IV [a,b]	North America	$122,757	$135,294
MENA Coinvestment, L.P. [a,b]	Middle East/North Africa	385,628	256,975
Mexico Coinvestment, L.P. [a,b]	North America	16	1,818
New Enterprise Associates 9, L.P. [a,b]	North America	13,585	88,669
New Enterprise Associates 10, L.P. [a,b]	North America	279,424	433,572
Newport Global Opportunities Fund, L.P. [a,b]	North America	23,001,201	19,821,456
Passero 18, L.P. [a]	North America	13,333,203	13,451,051
PIMCO Bravo Fund Onshore Feeder I, L.P. [a,b]	North America	—	77,889
PIMCO Bravo Fund, L.P. [a,b]	North America	—	632,760
Riverstone/Carlyle Global Energy and Power Fund IV, L.P. [a]	North America	10,349,420	7,248,202
Riverstone/Carlyle Renewable and Alternative Energy Fund II, L.P. [a]	North America	1,941,916	2,074,163
Riverstone Global Energy and Power Fund V, L.P. [a]	North America	17,297,198	15,785,686
SCP Private Equity Fund I, L.P. [a,b]	North America	380,059	443,977
SCP Real Assets Fund I, L.P. [a,b]	North America	46,656	54,953
Sevin Rosen Fund VIII, L.P. [a,b]	North America	—	8,975
Strategic Value Global Opportunities Feeder Fund 1-A, L.P. [a,b]	North America	1,832,025	3,894,430
Strategic Value Global Opportunities Fund 1-A, L.P. [a,b]	North America	122,510	255,675
Strategic Value Global Opportunities Master Fund, L.P. [a,b]	North America	—	64,240
Strategic Value Special Situations Feeder Fund, L.P. [a,b]	North America	3,203,390	15,332,530
Strategic Value Special Situations Fund, L.P. [a,b]	North America	275,740	1,284,795
Styx International, Ltd. Series 1 [a,b]	North America	562,386	607,201
Styx International, Ltd. Series 4 [a,b]	North America	265,168	286,298
Styx International, Ltd. Series 5 [a,b]	North America	122,811	132,597
SVRF (Offshore) Holdings Ltd. [a,b]	North America	23,928	27,051
Varde Investment Partners L.P. [a,b]	North America	—	410
Warburg Pincus China L.P. [a,b]	Asia/Pacific	6,015,094	6,627,785
Warburg Pincus Energy L.P. [a]	North America	2,309,989	2,934,357
Warburg Pincus XI (Asia), L.P. [a]	Asia/Pacific	47,193,850	47,640,866
Warrior Buyer Holdings, LLC [a]	North America	41,272,923	66,157,921
WLR Recovery IV, L.P. [a,b]	North America	2,090,481	14,980,425
Total Secondary Investments		403,253,689	436,520,653
Total Investment Funds		$891,633,755	$950,703,488

Direct Investments — 0.22%	Geographic Region	Shares/Par Value
Interlink Maritime Corp.[b,c]	North America	80,000	$3,000,000	$2,466,596
Total Direct Investments			$3,000,000	$2,466,596

Common Stock — 0.42%
Builders Firstsource, Inc.[b]	349,055	$5,643,793	$4,656,394
Total Common Stock		$5,643,793	$4,656,394

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2019

Asset-Backed Investments — 0.81%	Shares/Par Value	Cost	Fair Value
Carlyle Global Market Strategies, Series 2017-2A, Class A2A, 4.17%, 7/20/2031	9,000,000	$9,000,000	$8,966,876
Total Asset-Backed Investments		$9,000,000	$8,966,876

Short-Term Investments — 12.23%
Certificate of Deposit — 2.26%
Bank of America N.A., 2.83%, 5/1/2019	$25,000,000	$25,008,850
Total Certificate of Deposit	25,000,000	25,008,850

Money Market Funds — 9.97%
Dreyfus Cash Management, Class I, 2.56% [d]	13,121,706	13,123,067
Fidelity Institutional Prime Money Market Portfolio, Class I, 2.50% [d]	43,069,381	43,069,422
Goldman Sachs Financial Square Money Market Fund, Class I, 2.59% [d]	13,111,625	13,123,653
JPMorgan Prime Money Market Fund, Class I, 2.51% [d]	13,116,996	13,122,050
Morgan Stanley Institutional Liquidity Fund, Class I, 2.30% [d]	1,854,208	1,854,208
Wells Fargo Advantage Cash Investment Money Market Fund, Class Select, 2.56% [d]	13,133,372	13,122,404
Wells Fargo Advantage Heritage Money Market Fund, Class Select, 2.56% [d]	13,133,372	13,122,538
Total Money Market Funds	110,540,660	110,537,342
Total Short-Term Investments	$135,540,660	$135,546,192

Total Investments — 99.48%	$1,044,818,208	$1,102,339,546
Other assets in excess of liabilities — 0.52%		5,725,730
Net Assets — 100.00%		$1,108,065,276

[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale.

[b]	Non-income producing security.

[c]	Level 3 securities fair valued under procedures established by the Board of Directors, represents 0.2% of Net Assets. The total value of these securities is $2,466,596.

[d]	The rate shown is the annualized 7-day yield as of March 31, 2019.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2019

Investments as of March 31, 2019

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	15.56%
Primary Investments	30.85%
Secondary Investments	39.39%
Total Investment Funds	85.80%
Direct Investments	0.22%
Common Stock	0.42%
Asset-Backed Investments	0.81%
Short-Term Investments
Certificate of Deposit	2.26%
Money Market Funds	9.97%
Total Short-Term Investments	12.23%
Total Investments	99.48%
Other assets in excess of liabilities	0.52%
Total Net Assets	100.00%

See accompanying Notes to Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2019

Assets
Investments, at fair value (cost $1,044,818,208)	$1,102,339,546
Cash	8,556,364
Cash denominated in foreign currencies (cost $128,296)	128,369
Receivable for sales of investments	9,992,992
Receivable for distributions from Investment Funds	7,073,792
Interest receivable	459,212
Dividend receivable	136,290
Prepaid expenses and other assets	102,477
Total Assets	1,128,789,042

Liabilities
Payable for shares repurchased, due to Feeder	12,486,838
Payable to Adviser	3,431,549
Capital contributions received in advance	2,286,600
Deferred tax liability	1,834,618
Payable for contributions to Investment Funds, not yet settled	370,394
Accounting and administration fees payable	166,441
Professional fees payable	141,661
Accounts payable and other accrued expenses	5,665
Total Liabilities	20,723,766
Net Assets	$1,108,065,276

Composition of Net Assets
Paid in capital	$802,396,022
Total distributable earnings (loss)	305,669,254
Net Assets	$1,108,065,276

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2019

Investment Income
Dividend income	$22,624,380
Interest income	7,481,104
Total Income	30,105,484

Expenses
Management fee	13,230,644
Accounting and administration fees	663,757
Professional fees	658,910
Custody fees	129,334
Directors' and Officer fees	124,654
Insurance expense	39,234
Other fees	129,675
Total Expenses	14,976,208

Net Investment Income	15,129,276

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities
Net realized gain/(loss) from:
Investments	33,957,080
Foreign currency	(217,514)
Income tax expense	(334,395)
Net change in unrealized appreciation/(depreciation) on:
Investments	(4,329,276)
Foreign currency	19,702
Income tax expense	803,476
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities	29,899,073

Net Increase in Net Assets Resulting from Operations	$45,028,349

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2019	Year Ended March 31, 2018
Changes in Net Assets Resulting from Operations
Net investment income	$15,129,276	$3,827,286
Net realized gain from investments and other foreign currency denominated assets and liabilities, net of income taxes	33,405,171	102,820,409
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities, net of income taxes	(3,506,098)	(947,953)
Net Change in Net Assets Resulting from Operations	45,028,349	105,699,742

Change in Net Assets Resulting from Capital Transactions
Capital contributions	76,354,288	63,749,688
Capital withdrawals	(58,252,501)	(78,801,062)
Net Change in Net Assets Resulting from Capital Transactions	18,101,787	(15,051,374)

Total Net Increase in Net Assets	63,130,136	90,648,368

Net Assets
Beginning of year	1,044,935,140	954,286,772
End of year	$1,108,065,276	$1,044,935,140 *

*	Accumulated Undistributed Net Investment Loss for the year ended March 31, 2018 was ($12,280,840).

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2019

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$45,028,349
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(33,959,237)
Net change in unrealized appreciation on investments	4,329,276
Purchases of Investment Funds	(346,010,673)
Capital distributions received from Investment Funds	118,065,294
Sales of Investment Funds	16,708,270
Sales of asset-backed investments	35,696,250
Net sales of short-term investments	155,369,756
(Increase)/Decrease in Assets:
Receivable for sales from investments	(9,992,992)
Receivable from distributions from Investment Funds	(1,907,090)
Interest receivable	(459,212)
Dividends receivable	(136,290)
Prepaid expenses and other assets	62,757
Increase/(Decrease) in Liabilities:
Payable to Adviser	222,010
Deferred tax liability	(358,728)
Payable for contributions to Investments Funds, not yet settled	(65,702)
Accounting and administration fees payable	18,514
Professional fees payable	(115,220)
Accounts payable and other accrued expenses	(8,398)
Net Cash Used in Operating Activities	(17,513,066)

Cash Flows from Financing Activities:
Proceeds from capital contributions, including capital contributions received in advance	77,115,428
Payments for shares repurchased, net of increase in payable for shares repurchased	(56,958,605)
Net Cash Provided by Financing Activities	20,156,823

Net change in Cash	2,643,757
Cash at beginning of year	6,040,976
Cash at end of year*	$8,684,733

*	Includes cash denominated in foreign currencies.

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Years Ended March 31
	2019	2018	2017	2016	2015
Net Assets:
Net Assets, end of year (in thousands)	$1,108,065	$1,044,935	$954,287	$807,184	$624,480

Ratios/Supplemental Data:
Net Investment Income/(Loss) (1)	1.38%	0.38%	(0.32%)	(0.86%)	(1.02%)
Gross Expenses (2)	1.36%	1.37%	1.44%	1.38%	1.39%
Expense Recoupment/(Waiver)	—	—	—	—	0.05%
Net Expenses (3)	1.36%	1.37%	1.44%	1.38%	1.44%
Portfolio Turnover Rate	5.59%	0.35%	0.00%	0.00%	0.00%
Total Return (4)	4.27%	10.98%	11.45%	0.54%	8.01%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Master Fund invests.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursement and/or expense recoupment by the Adviser.

(3)	Included in the above ratio are other expenses of 0.16% as of March 31, 2019, 0.17% as of March 31, 2018, 0.23% as of March 31, 2017, 0.25% as of March 31, 2016, and 0.23% as of March 31, 2015.

(4)

Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year and adjusted for cash flows related to capital contributions during the year. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2019

1.	ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), a wholly owned entity, is consolidated in the Master Fund’s financial statements. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates (“Carlyle”), with an emphasis on private equity funds. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Fund’s private equity investments, therefore, generally will consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Fund’s net asset value.

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund.

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2019, the Feeder Fund owns 100.00% of the Master Fund’s Interests with the Adviser owning an amount which rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. The Master Fund is expected to incur taxable income upon realization of some of its investments. For the year ended March 31, 2019, the total income tax benefit of $469,081 is included in the Consolidated Statement of Operations. As of March 31, 2019, the Master Fund had a deferred tax liability of $1,834,618 which is included in the Consolidated Statement of Assets and Liabilities. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

The Master Fund has adopted a tax-year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2019, the tax years from the year 2015 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2019, the Master Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at net asset value per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Asset-backed Securities: Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Consolidation of Subsidiary: The consolidated financial statements include the financial position and the results of operations of the Master Fund and its wholly owned subsidiary, CPG TCG, a Delaware limited liability company. The wholly owned subsidiary has the same investment objective as the Fund. CPG TCG is used when the Master Fund has determined that owning certain investment funds within a domestic limited partnership structure would not be beneficial. As of March 31, 2019 the total value of investment held in the subsidiary is $17,685,358, or approximately 1.6% of the Fund’s net assets.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in investment funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

New Accounting Pronouncement: In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”), which introduces new fair value disclosure requirements as well as eliminates and modifies certain fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13, effective with the current reporting period, as permitted by ASU 2018-13. The impact of the Fund’s adoption was limited to changes to the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and financial statement disclosures regarding timing of liquidating distributions from Investment Funds.

3.	PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2019

3.	PORTFOLIO VALUATION (continued)

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value as a “practical expedient,” in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The Net Asset Value (“NAV”) of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Master Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Master Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. With respect to valuation of Direct Investments, they are fair valued typically by reference to the valuation utilized by the corresponding private equity fund or with a third party valuation agent.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2019

3.	PORTFOLIO VALUATION (continued)

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Primary Investments	$5,333,723	$—	$—	$5,333,723
Direct Investments	—	—	2,466,596	2,466,596
Common Stock	4,656,394	—	—	4,656,394
Asset-Backed Securities	—	8,966,876	—	8,966,876
Short-term investments	—	135,546,192	—	135,546,192
Total	$9,990,117	$144,513,068	$2,466,596	$156,969,781

The Master Fund held Investment Funds with a fair value of $945,369,765, that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2019, as investments in Investment Funds valued at net asset value, as a “practical expedient”, are not required to be included in the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Total
Balance as of April 1, 2018	$2,321,672	$2,321,672
Purchases	—	—
Sales	(414,224)	(414,224)
Realized Gain	—	—
Unrealized Appreciation/(Depreciation)	559,148	559,148
Transfer In	—	—
Transfers Out	—	—
Balance as of March 31, 2019	$2,466,596	$2,466,596

The amount of the net unrealized depreciation for the year ended March 31, 2019 relating to investments in Level 3 assets still held as of March 31, 2019 is ($533,404).

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2019

3.	PORTFOLIO VALUATION (continued)

A listing of the unfunded commitments held by the Master Fund and their attributes, as of March 31, 2019, that qualify for these valuations are shown in the table below.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies with focus on small, mid, or large capitalization companies	$504,206,672	$568,751,960	Up to 10 years	None	N/A	N/A
Growth Capital	Investments in established companies with strong growth characteristics	$235,536,443	$63,045,153	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	$227,050,240	$100,050,861	Up to 10 years	None	N/A	N/A

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2019, the Master Fund and CPG TCG had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Master Fund pays the Adviser a quarterly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2019, the Adviser earned $13,230,644 of Management Fee which is included in the Consolidated Statement of Operations, of which $3,361,035 was payable as of March 31, 2019 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Fund. The Adviser believes that the Master Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Master Fund for any amounts thereunder.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2019

4.	RELATED PARTY TRANSACTIONS AND OTHER (continued)

Effective January 1, 2019, each member of the Board who is not an “interested person” of the Master Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2019 was $83,000, which is included in Directors’ and Officer fees in the Consolidated Statement of Operations.

During the year ended March 31, 2019, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $41,654, which is included in Directors’ and Officer fees in the Consolidated Statement of Operations all of which was payable as of March 31, 2019 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Certain officers and the interested director of the Master Fund are also Officers of the Adviser and CPG TCG, and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION AND CUSTODIAN FEES

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2019, the total administration fees were $663,757 which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $166,441 was payable as of March 31, 2019 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Master Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6.	INVESTMENTS

For the year ended March 31, 2019, total purchases and total proceeds from redemptions or other dispositions of investments amounted to $346,010,673 and $170,469,814, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2019.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the Limited Liability Company agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2019

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

9.	CAPITAL CONTRIBUTIONS AND COMMITMENTS

As of March 31, 2019, the Master Fund had outstanding investment commitments to Investment Funds totaling $731,847,974. Eight Investment Funds have commitments denominated in Euros and one Investment Fund has commitments denominated in Japanese Yen. As of March 31, 2019, the unfunded commitments for these Investment Funds totaled €125,133,123 and ¥568,635,295, respectively. As of March 31, 2019, the exchange rate used for the conversion was 1.1217 USD/EUR and 110.99 JPY/USD, respectively. The U.S. dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

10.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

11.	CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $25,000,000 which is secured by certain interests in Investment Funds. A fee of 0.25% per annum is payable monthly in arrears on the unused portion, while the interest rate charged on borrowings in the case of Eurodollar Rate Loans the ICE LIBOR Rate plus 2.00% and in the case of Prime Rate Loans the rate of interest per annum publicly announced or determined from time to time by Signature Bank as its prime rate in effect. For the year ended March 31, 2019, the Master Fund did not borrow under the Facility.

12.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2019 have been evaluated through the date the financial statements were issued. During this period, capital contributions into the Master Fund for April 1, 2019 and May 1, 2019, equaled $5,882,030 and $6,152,569, respectively. There were no events or material transactions through the date the financial statements were issued.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)
March 31, 2019

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which has replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s previous Form N-Q filings include and its Form N-PORT filings (beginning with the reporting period ended March 31, 2019) will include, a complete schedule of the Master Fund’s portfolio holdings as of the end of those fiscal quarters. The Master Fund’s Form N-Q and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), last evaluated the Investment Advisory Agreements (the “Advisory Agreements”) of the Master Fund and Feeder Fund (together with the Master Fund, the “Funds”) at a meeting on March 14, 2019. Because no additional advisory fee is charged under the Feeder Fund’s Investment Advisory Agreement, both Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreements. The Directors discussed with the Adviser information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Funds. The Directors discussed the ability of the Adviser to manage the Funds’ investments in accordance with the Funds’ stated investment objectives and policies, as well as the services to be provided by the Adviser to the Funds, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in investment, compliance and administrative services would be provided to the Funds. The Directors also recognized the benefits that the Funds derive from the resources available to the Adviser. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Funds supported the approval of the Advisory Agreements and that the personnel providing such services had sufficient expertise to manage the Funds.

The Directors reviewed the performance of the Funds and compared that performance to the performance of its comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that during the most recent Calendar year the Funds had outperformed one of the two tier one Comparable Funds, and outperformed the S&P 500 Index and the MSCI World Index. Also, it was noted that Class I Units out-performed three of the eight Comparable Funds but underperformed the S&P 500 Index and the MSCI World Index for the twelve months ended March 31, 2018. The Directors observed that, as a fund focused primarily on a single manager, the Funds’ performance will be driven in large measure by the performance

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2019

of the underlying Carlyle funds, and considered the Adviser’s statement that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The uniqueness of the Funds was noted when comparing performance to the Comparable Funds. It was noted that one of the Comparable Funds had significant direct investments (which do not have the fees of the underlying funds and may not always entail unfunded commitment obligations), three of the Comparable Funds were multi-manager funds and the other three Comparable Funds were private equity funds that were structured as commitment/drawdown vehicles. It was noted that one Comparable Fund was the most similar (given its primary focus on a single sponsor; however, as the Adviser observed, none of the Comparable Funds had the Carlyle investment focus as part of its investment strategy). It was noted that the Funds are a bespoke offering.

The Directors next considered the advisory fee being charged by the Adviser for its services to the Funds, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Funds’ management fee was within the range of the Comparable Funds, and that the most similar Comparable Fund had the same management fee as the Funds (although it was noted that the methodologies used to calculate the fees were different and may result in the Funds paying marginally more). It was further noted that the Funds did not charge an incentive fee. The Directors also noted that the Adviser did not act as discretionary adviser to any other evergreen private equity fund of funds product.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreements were within a range the Directors considered not so disproportionately large as to bear no reasonable relationship to the services rendered. The Directors also discussed the Adviser’s belief, at the current level of AUM of the Funds, that it has not experienced material unshared economies of scale, and that the Adviser does not expect any economies of scale in the near term. The Directors determined that the fee under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and determined to approve the Advisory Agreements. The Directors concluded that approval of the Advisory Agreements was in the best interests of each of the Funds.

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)
March 31, 2019

Board members of the Master Fund, together with information as to their positions with the Master Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Master Fund (collectively, the “Independent Directors”) and perform the same functions for the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (74) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chair	Term -Indefinite Length -Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	5	None
Kristen M. Leopold (51) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length -Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	5	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L.. Schinderman (68) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	5	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length -Since Inception	Co-Founder, Blue Leaf Ventures (Consulting) (2018-present); Managing Director, New York Venture Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	5	None

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2019

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTOR
Mitchell A. Tanzman (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term -Indefinite Length -Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	5	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (51) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (53) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term -Indefinite Length -Since 2016	Chief Compliance Officer of Central Park Group LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A
Gregory Brousseau (63) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since 2018	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since 2018	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A

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ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,100 for 2018 and $65,100 for 2019.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $70,000 for 2018 and $120,000 for 2019.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $169,000 for 2018 and $227,000 for 2019.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund and the Master Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund and the Master Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund and the Master Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Master Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Master Fund or Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Master Fund or Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2019.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts [1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
3	$162 million	1	$67 million	0	n/a

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
3	$162 million	1	$67 million	0	n/a

[1]	Neither account charges any performance-based advisory fees.

Name of Portfolio Management Team Member	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gregory Brousseau	$100,001-$500,000
Mitchell A. Tanzman	$100,001-$500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to semi-annual reports.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 7, 2019

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 7, 2019

*	Print the name and title of each signing officer under his or her signature.